SECURITY AGREEMENT
                                    (GENERAL)



    AQUAGENIX LAND-WATER TECHNOLOGIES, INC. (hereinafter called "Debtor" or "Borrower") and AQUAGENIX, INC. (hereinafter called "Guarantor") of 6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309, for value received, hereby grant to CAPITAL BANK, a Florida banking corporation, hereinafter called "Secured Party", a security interest in the following property:

      All "Inventory," "Equipment," "goods which are or are to become fixtures" (which shall exclude fixtures owned by any landlord of the Debtor or Guarantor), "Accounts," "Chattel Paper," "Instruments," "Documents," "General Intangibles," and "Items" in which Debtor and Guarantor now have any rights or hereafter acquire any rights, however arising, including all bank accounts in which Debtor or Guarantor have deposited proceeds of any "Collateral" (as hereinafter defined), all copyrights, patents, trade secrets, processes, procedures, codes, information, and trademarks and trade names, and licenses of and for the foregoing; all occupational licenses and permits (to the extent assignable), files, correspondence, advertising programs, customer lists, all monies becoming due Debtor or Guarantor from any sale of Collateral on account of rebates, warranty service or bonuses; and all books and records of Debtor and Guarantor, including computer records and programs (excluding any licensed software), and all rents, royalties, revenues, profits, interest, increases, products and proceeds arising in connection with the foregoing in which Debtor or Guarantor now and hereafter has any rights, presently owned and hereafter acquired, created and arising. The Collateral is described by types as defined in the Uniform Commercial Code as adopted in Florida as of the date of this Security Agreement ("UCC"). Words capitalized or in quotation marks herein shall have the meanings ascribed to them in the UCC, together with all accessories, parts, equipment, and accessions now attached to or used in connection therewith or which may hereafter at any time be placed in or added to the above-described property, and also any and all replacements of any such property (all of which is hereinafter called "Collateral"), to secure the payment of that certain indebtedness evidenced by: (i) a promissory note executed by Borrower in favor of Secured Party in the original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) and any renewal, modification or extension thereof; and (ii) any and all other liabilities or obligations of the Borrower and Guarantor to the Secured Party, direct or indirect, absolute or contingent, now existing or hereafter arising, now due or hereafter to become due (all hereinafter called the "Obligations").

    Borrower and Guarantor hereby warrant and agree that:






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    1. The  Collateral  is acquired or used  primarily for business use, and the
Secured Party may disburse such proceeds or any part thereof directly to the seller of the Collateral.

    2. The Collateral will be kept at the address shown at the beginning of this Agreement; Borrower and Guarantor will promptly notify Secured Party of any change in the location of the Collateral within said state; and Borrower and Guarantor will not remove the Collateral from said state without the written consent of Secured Party.

    3.      THIS SPACE IS INTENTIONALLY LEFT BLANK.
    4.      THIS SPACE IS INTENTIONALLY LEFT BLANK.

    5. If the Collateral is acquired or used primarily for business use and is of a type normally used in more than one state, whether or not so used, and Borrower and Guarantor have a place of business in more than one state, the chief place of business of Borrower and Guarantor is: the address shown in the beginning, and Borrower and Guarantor will immediately notify Secured Party in writing of any change in Borrower's or Guarantor's chief place of business; and if certificates of title are issued or outstanding with respect to any of the Collateral, Borrower and Guarantor will cause the interest of Secured Party to be properly noted thereon.

    6. Except for the security interest granted hereby, Borrower is the owner of the Collateral free from any adverse lien, security interest, or encumbrance; and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon. Except for the security interest granted hereby, Guarantor is the owner of the Collateral free from any adverse lien, security interest, or encumbrance; and Guarantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

    7. No Financing Statement covering any Collateral or any proceeds thereof is on file in any public office; Borrower and Guarantor authorize the Secured Party to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed only by the Secured Party describing the Collateral in the same manner as it is described herein; and from time to time at the request of Secured Party, execute one or more Financing Statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain a valid security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Obligations, including, without limitation, deposit with Secured Party of any certificate of title issuable with respect to any of the Collateral and notation thereon of the security interest hereunder.

    8. Borrower and Guarantor will not, except in the ordinary course of business, sell, transfer, lease, or otherwise dispose of any of the Collateral



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or any interest therein, or offer so to do, without the prior written consent of
Secured Party, which may be withheld in its sole and absolute discretion.

    9. Borrower and Guarantor will at all times keep the Collateral insured against loss, damage, theft, and such other risks as Secured Party may require in such amounts and companies and under such policies and in such form, and for such periods, as shall be satisfactory to Secured Party, and each such policy shall provide that loss thereunder and proceeds payable thereunder shall be payable to Secured Party as its interest may appear (and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward payment of the Obligations, whether or not due, in such order of application as Secured Party may determine) and each such policy shall provide for 10 days' written minimum cancellation notice to Secured Party; and each such policy shall, if Secured Party so requests, be deposited with Secured Party; and Secured Party may act as attorney for Borrower and Guarantor in obtaining, settling, and cancelling such insurance and endorsing any drafts.

    10. Borrower and Guarantor shall at all times keep the Collateral free from any adverse lien, security interest, or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof; and Borrower and Guarantor will not use the Collateral in violation of any statute or ordinance, and Secured Party may examine and inspect the Collateral at any time, wherever located.

    11. Borrower and Guarantor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this agreement or upon any note or notes evidencing the Obligations, or any of them.

    12. At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Borrower and Guarantor agree to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization. Until default, Borrower and Guarantor may have possession of their respective Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

    13. Borrower and Guarantor shall be in default under this agreement upon the happening of any of the following event(s) or condition(s): (a) failure or omission to pay when due any Obligation (or any installment thereof or interest thereon), or default in the payment or performance of any obligation, covenant, agreement, or liability contained or referred to herein or contained in any agreement between either Borrower, Guarantor or any other guarantor and Secured Party; (b) any warranty, representation or statement made or furnished to Secured Party by or on behalf of any Borrower and Guarantor proves to have been false in any material respect when made or furnished; (c) loss, theft,






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substantial damage, destruction,  sale (other than in the ordinary course of the
Borrower's and Guarantor's business), or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon; (d) any Obligor (which term, as used herein, shall mean each Borrower, Guarantor, and each other party primarily or secondarily or contingently liable on any of the Obligations) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding is instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature; (e) entry of any judgment against any Obligor which materially affects the financial condition of the Obligors, which determination shall be made in the sole discretion of the Secured Party acting
reasonably;  (f)  dissolution,   merger  or  consolidation,  or  transfer  of  a
substantial part of the property of any Obligor which is a corporation or a partnership; and (g) appointment of a receiver for the Collateral or any thereof or for any property in which any Borrower or Guarantor has an interest.

    14. Upon the occurrence of any such default, following any applicable cure period, or at any time thereafter, or whenever the Secured Party feels insecure for any reason whatsoever, or UPON DEMAND, Secured Party may, at its option, declare all Obligations secured hereby, or any of them (notwithstanding any provisions thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory note or other writing evidencing such liability), and Secured Party shall have and may exercise from time to time any and all rights and remedies of a Secured Party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand of Secured Party, Borrower and Guarantor shall, at their respective expense, assemble the Collateral and make it available to the Secured Party at a convenient place acceptable to Secured Party; and Borrower and Guarantor shall promptly pay, jointly and severally, all costs of Secured Party of collection of any and all the Obligations, and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Borrower and Guarantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Borrower and Guarantor at the address of Borrower and Guarantor shown at the beginning of this agreement or at any other address shown on the records of Secured Party, at least five days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like, shall include Secured Party's reasonable attorneys' fees and legal expenses. Upon disposition of any Collateral after the occurrence of any default hereunder or if Secured Party feels insecure for any reason, Borrower and Guarantor shall be and remain liable for any deficiency; and


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Secured  Party shall  account to Borrower and  Guarantor  for any  surplus,  but
Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any of the Obligations, whether or not they, or any of them, be then due, and in such order of application as Secured Party may from time to time elect.

    15. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this agreement. The provisions of this agreement are cumulative and in addition to the provisions of any note secured by this agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured hereby. If more than one party shall execute this agreement, the term "Borrower" and "Guarantor" shall mean all parties signing this agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural. If this agreement is not dated when executed by the Borrower and Guarantor, the Secured Party is authorized, without notice to the Borrower and Guarantor, to date this agreement. This agreement shall become effective as of the date of this agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns, and all Obligations of Borrower and Guarantor shall bind the heirs, executors, administrators, successors and assigns of each Borrower and Guarantor, as applicable.

    16. This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

    BORROWER AND GUARANTOR HEREBY KNOWINGLY, IRREVOCABLY AND INTENTIONALLY WAIVE, FOR THEMSELVES, THEIR SUCCESSORS AND REPRESENTATIVES, ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT OR ACTION OF THE PARTIES; AND AGREE THAT ANY SUIT BROUGHT HEREUNDER SHALL BE BROUGHT ONLY IN THE STATE COURTS OF FLORIDA.









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      IN WITNESS  WHEREOF,  the  undersigned  have executed this  agreement this
_10TH__ day of April, 1997

                                    BORROWER:

                                    AQUAGENIX LAND-WATER
                                    TECHNOLOGIES, INC., a Florida corporation

/s/ Christine Lenoir                By: /s/ Andrew Chesler
--------------------------             -----------------------------------------
/s/ Jami Looney                     Print Name:  Andrew Chesler
--------------------------          Its:  President


(CORPORATE SEAL)
                                    GUARANTOR:

                                    AQUAGENIX INC., a Delaware corporation

/s/ Christine Lenoir                By: /s/ Andrew Chesler
--------------------------             -----------------------------------------
/s/ Jami Looney                     Print Name:  Andrew Chesler
--------------------------          Its:  President

(CORPORATE SEAL)
























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